UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                           FORM 8-K/A
                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   OCTOBER 25, 2002




                        BACH-HAUSER, INC.
     (Exact name of registrant as specified in its charter)




  Nevada                000-26953                  88-0390697
(State of             (Commission             (I.R.S. Employer
organization)         File Number)           Identification No.)


1561 Highway 3, Cayuga, Ontario N0A 1E0
(Address of principal executive offices)

Registrant's telephone number, including area code (905) 772-5738



ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

On October 25, 2002, Bach-Hauser, Inc. entered into an Agreement and Plan of Exchange with Plan B Productions of Utah, Inc. ("Plan B"). Pursuant to the terms of the Agreement and upon approval of the Plan B shareholders, Bach-Hauser will acquire 100% of the outstanding shares of Plan B in exchange for 2,400,000 shares of restricted common stock. Under the terms of the Agreement, Plan B will transfer all or substantially all of the rights, titles and interests in and to those assets and business to Bach-Hauser.

This Current Report on Form 8-K/A of Bach-Hauser, Inc. amends the Current Report on Form 8-K of Bach-Hauser dated October 25, 2002 to include (i) as required by Item 7(a) Financial Statements of Business Acquired, audited balance sheet of Plan B as of September 30, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the period from Augsut 2, 2002 (Inception) to September 30, 2002, and (ii) as required by Item 7(b) Pro Forma Financial Information, unaudited pro forma information for the acquisition of Plan B.

ITEM 7    EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

 PLAN "B" PRODUCTIONS OF UTAH, INC.

                      FINANCIAL STATEMENTS

              FOR THE PERIOD FROM AUGUST 2, 2002
               (INCEPTION) TO SEPTEMBER 30, 2002






                            CONTENTS

                                                               Page

Independent Auditors' Report                                    1

Financial Statements:
  Balance Sheet                                                 2
  Statement of Operations                                       3
  Statement of Stockholders' Deficit                            4
  Statement of Cash Flows                                       5
  Notes to Financial Statements                                6-12














                     INDEPENDENT AUDITORS' REPORT


Board of Directors
Plan B Productions of Utah, Inc.
Salt Lake City, Utah

We have audited the accompanying balance sheet of Plan B Productions of Utah, Inc., as of September 30, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the period from August 2, 2002 (inception) to September 30, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Plan B Productions of Utah, Inc., as of September 30, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the period from August 2, 2002 (inception) to September 30, 2002, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has losses from operations and has not generated significant revenue. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Stonefield Josephson, Inc.
CERTIFIED PUBLIC ACCOUNTANTS

Santa Monica, California
March 7, 2003

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                  BALANCE SHEET - SEPTEMBER 30, 2002



                                ASSETS

Assets:
 Film assets (note 3)                                      $         -
                                                           -----------


      Total assets                                         $         -
                                                           ===========


                LIABILITIES AND STOCKHOLDERS' DEFICIT

Liabilities:
 Accrued expenses                                          $       463
 Contingent liabilities (note 3)                                     -
                                                           -----------

           Total current liabilities                               463
                                                           -----------


Stockholders' deficit:
 Common stock; no par value; 100,000 restricted common
   shares authorized 100,000 restricted shares issued
   and outstanding                                              13,000
 Accumulated deficit                                           (13,463)
                                                           ------------

           Total stockholders' deficit                            (463)
                                                           ------------

                                                           $         -
                                                           ============




See accompanying independent auditors' report and notes to financial statements.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                        STATEMENT OF OPERATIONS

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002




Net sales                                                $        -
                                                         -----------


General and administrative expenses                           3,463
Write off of film costs                                      10,000
                                                         -----------

Loss from operations before provision for income taxes      (13,463)

Provision for income taxes                                        -
                                                         -----------

Net loss                                                 $  (13,463)
                                                         ===========

Loss per share - basic and diluted                       $    (0.14)
                                                         ===========

Weighted average number of common                           100,000
shares outstanding - basic and diluted                   ===========




See accompanying independent auditors' report and notes to financial statements.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                  STATEMENT OF STOCKHOLDERS' DEFICIT

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002



                                      Common stock                       Total
                                    ----------------    Accumulated   stockholders'
                                    Shares    Amount      deficit       deficit
                                    ------    ------    -----------   ------------

Balance at inception                     -    $    -      $     -       $      -

Issuance of common shares for
contribution of film assets         95,000    10,000            -         10,000

Issuance of common shares for
services                             5,000     3,000            -          3,000

Net loss                                 -         -      (13,463)       (13,463)
                                    ------   -------      --------       --------

Balance at September 30, 2002      100,000   $13,000      $(13,463)      $  (463)
                                   =======   =======      =========      ========

See accompanying independent auditors' report and notes to financial statements.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                        STATEMENT OF CASH FLOWS

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002

           INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS




Cash flows provided by (used for) operating activities:
  Net loss                                                     $ (13,463)
                                                               ----------

   Adjustments to reconcile net loss to net cash
    provided by operating activities:
      Common shares issued for services                            3,000
      Common shares issued for film assets                        10,000

  Changes in assets and liabilities
    (Increase) decrease in assets -
      film assets                                                      -

    Increase in liabilities -
      accrued expenses                                               463
                                                               ----------

          Total adjustments                                        13,463
                                                               ----------

            Net cash provided by operating activities                   -
                                                               ----------

Net increase in cash and cash equivalents                               -
Cash and cash equivalents, beginning of period                          -
                                                               ----------

Cash and cash equivalents, end of period                       $        -
                                                               ==========



Supplemental disclosure of cash flow
information:
  Interest paid                                                $        -
                                                               ==========
  Income taxes paid                                            $        -
                                                               ==========
Supplemental disclosure of financing and
investing activities:
  Issuance of common shares for services                       $    3,000
                                                               ==========
  Issuance of common shares for contribution
   of film assets                                              $   10,000
                                                               ==========


See accompanying independent auditors' report and notes to financial statements.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                     NOTES TO FINANCIAL STATEMENTS

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002




(1)  Summary of Significant Accounting Policies:

     Nature of Operations:

          Plan "B" Productions of Utah, Inc. (the "Company") incorporated under the laws of the State of Utah on August 1, 2002. The Company is involved in the production and exploitation of family film product.

     Use of Estimates:

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could materially differ from those estimates.

     Revenue Recognition:

          Pursuant to Statement of Position ("SOP") 00-2, "Accounting by Producers or Distributors of Films", issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants, the Company recognizes revenues from licensing agreements for telecast, exhibition or distribution for its entertainment products. The Company values its film cost at the lower of unamortized cost or net realizable value on an individual title basis in accordance with accounting principles generally accepted in the United States of America. Film costs represent those costs incurred in the development, production and distribution of television projects. Such costs have been capitalized. Amortization of film cost is charged to expense, and third party participation costs are accrued using the individual film forecast method, whereby expense is recognized in the proportion that current period revenues bear to an estimate of ultimate revenues. These estimates of revenues are prepared and reviewed periodically by management.

     Cash and Cash Equivalents:

          The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. As of September 30, 2002 the Company did not have any bank accounts nor cash on hand.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002




(1)  Summary of Significant Accounting Policies, Continued:

     Income Taxes:

          The Company accounts for income taxes under SFAS 109, "Accounting for Income Taxes." Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

     Earnings Per Share:

          The Company calculates earnings per share in accordance with SFAS No. 128, "Earnings Per Share," which requires presentation of basic earnings per share ("BEPS") and diluted earnings per share ("DEPS"). The computation of BEPS is computed by dividing income available to common stockholders by the weighted average number of outstanding common shares during the period. DEPS gives effect to all dilutive potential common shares outstanding during the period. The computation of DEPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. As of September 30, 2002, the Company had no securities that would effect loss per share if they were to be dilutive.

     Comprehensive Income:

          SFAS No. 130, "Reporting Comprehensive Income," establishes standards for the reporting and display of comprehensive income and its components in the financial statements. The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

     Segment Reporting:

          Based on the Company's integration and management strategies, the Company operates in a single business segment. For the period from August 2, 2002 (inception) to September 30, 2002 all revenues have been derived from European operations.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002


(1)  Summary of Significant Accounting Policies, Continued:

     Recent Accounting Pronouncements:

          In July 2001, the FASB issued SFAS No. 141 "Business Combinations." SFAS No. 141 supersedes Accounting Principles Board ("APB") No. 16 and requires that any business combinations initiated after June 30, 2001 be accounted for as a purchase; therefore, eliminating the pooling-of-interest method defined in APB 16. The statement was effective for any business combination initiated after June 30, 2001 and applies to all business combinations accounted for by the purchase method for which the date of acquisition is July 1, 2001 or later. The adoption did not have a material impact on the Company's financial position or results of operations as the Company has not participated in such activities covered under this pronouncement after the effective date.

          In July 2001, the FASB issued SFAS No. 142, "Goodwill and Other Intangibles." SFAS No. 142 addresses the initial recognition, measurement and amortization of intangible assets acquired individually or with a group of other assets (but not those acquired in a business combination) and addresses the amortization provisions for excess cost over fair value of net assets acquired or intangibles acquired in a business combination. The statement is effective for fiscal years beginning after December 15, 2001, and is effective July 1, 2001 for any intangibles acquired in a business combination initiated after June 30, 2001. The Company is evaluating any accounting effect, if any, arising from the recently issued SFAS No. 142, "Goodwill and Other Intangibles" on the Company's financial position or results of operations.

          In October 2001, the FASB recently issued SFAS No. 143, "Accounting for Asset Retirement Obligations," which requires companies to record the fair value of a liability for asset retirement obligations in the period in which they are incurred. The statement applies to a company's legal obligations associated with the retirement of a tangible long-lived asset that results from the acquisition, construction, and development or through the normal operation of a long-lived asset. When a liability is initially recorded, the company would capitalize the cost, thereby increasing the carrying amount of the related asset. The capitalized asset retirement cost is depreciated over the life of the respective asset while the liability is accreted to its present value. Upon settlement of the liability, the obligation is settled at its recorded amount or the company incurs a gain or loss. The statement is effective for fiscal years beginning after June 30, 2002. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

          In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". Statement 144 addresses the accounting and reporting for the impairment or disposal of long-lived assets. The statement provides a single accounting model for long-lived assets to be disposed of. New criteria must be met to classify the asset as an asset held-for-sale. This statement also focuses on reporting the effects of a disposal of a segment of a business. This statement is effective for fiscal years beginning after December 15, 2001. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002




(1)  Summary of Significant Accounting Policies, Continued:

     Recent Accounting Pronouncements, Continued:

          In April 2002, the FASB issued Statement No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." This Statement rescinds FASB Statement No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, FASB Statement No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements" and FASB Statement No. 44, "Accounting for Intangible Assets of Motor Carriers". This Statement amends FASB Statement No. 13, "Accounting for Leases", to eliminate an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

          In June 2002, the FASB issued Statement No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force (EITF) Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

          In October 2002, the FASB issued Statement No. 147, "Acquisitions of Certain Financial Institutions-an amendment of FASB Statements No. 72 and 144 and FASB Interpretation
          No. 9", which removes acquisitions of financial institutions from the scope of both Statement 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets. In addition, this Statement amends SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor- and borrower-relationship intangible assets and credit cardholder intangible assets. The requirements relating to acquisitions of financial institutions is effective for acquisitions for which the date of acquisition is on or after October 1, 2002. The provisions related to accounting for the impairment or disposal of certain long-term customer-relationship intangible assets are effective on October 1, 2002. The adoption of this Statement did not have a material impact to the Company's financial position or results of operations as the Company has not engaged in either of these activities.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002




(1)  Summary of Significant Accounting Policies, Continued:

     Recent Accounting Pronouncements, Continued:

          In December 2002, the FASB issued Statement No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure", which amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The transition guidance and annual disclosure provisions of Statement 148 are effective for fiscal years ending after December 15, 2002, with earlier application permitted in certain circumstances. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002. The adoption of this statement did not have a material impact on the Company's financial position or results of operations as the Company has not elected to change to the fair value based method of accounting for stock-based employee compensation.

          In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities." Interpretation 46 changes the criteria by which one company includes another entity in its consolidated financial statements. Previously, the criteria were based on control through voting interest. Interpretation 46 requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual returns or both. A company that consolidates a variable interest entity is called the primary beneficiary of that entity. The consolidation requirements of Interpretation 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to older entities in the first fiscal year or interim period beginning after June 15, 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The Company does not expect the adoption to have a material impact to the Company's financial position or results of operations.

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

               NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002


(2)  Basis of Presentation:

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company's expenses, consisting mainly of development, organization, legal and accounting costs to date, have been funded through the issuance of common stock for the assignment of assets, and services performed. The Company has conducted only limited operations, consisting of developing a business plan, investigating the market for a uncompleted film for which they have the rights, and pursuing discussions with other film production companies regarding possible joint ventures. The Company has no significant assets nor working capital. The Company's ongoing administrative expenses and continuation as a going concern will require either new capital or continued support of the stockholders. Subsequent to September 30, 2002, the Company was acquired by a publicly traded entity, and anticipates this will enable them to raise the required capital.


(3)  Film Assets:

     The film assets were contributed by a shareholder (Note 5) and consist of one uncompleted feature length film and two completed films scripts. In addition, the Company has an option to co-produce another film.

     In accordance with the provisions of Statement of Position ("SOP") 00-2, the original cost of the film has been written off as principal photography occurred more than three years ago and there is a presumption of abandonment. The uncompleted film requires approximately $60,000 in completion costs and contingent deferments to certain cast and crew members of approximately $150,000, to be paid out of producers net distribution proceeds, if any, after the Company has recouped estimated net rentals of $300,000. These contingent liabilities have not been reflected in these financial statements. When the film is completed, these costs will be capitalized and amortized pursuant to the film forecast method as set forth in SOP 00-2.

     The two complete film scripts the Company owns have not been accorded any value in these financial statements as the Company, nor the stockholders who contributed the scripts to the Company, incurred any costs to obtain these assets.


(4)  Income Taxes:

     The components of the provision for income taxes for the period from August 2, 2002 (inception) to September 30, 2002 are as follows:

     The reconciliation of the effective income tax rate to the Federal statutory rate is as follows:

           Federal Income Tax Rate                       34.0%
           Effect of Valuation Allowance                (34.0)%
           Effective Income Tax Rate                      0.0%

                  PLAN "B" PRODUCTIONS OF UTAH, INC.

               NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                  FOR THE PERIOD FROM AUGUST 2, 2002
                   (INCEPTION) TO SEPTEMBER 30, 2002




(4)  Income Taxes, Continued:

     At September 30, 2002, the Company had a net carryforward loss of approximately $16,000. Because of the current uncertainty of realizing the benefits of the tax carryforward, a valuation allowance equal to the tax benefits for deferred taxes has been established. The full realization of the tax benefit associated with the carryforward depends predominantly upon the Company's ability to generate taxable income during the carryforward period.

     Deferred tax assets and liabilities reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities as of September 30, 2002, are as follows:

                                                September 30,
                                                    2002
                                                    ----
          Deferred Tax Assets
          Loss Carryforwards                      $ 16,000
          Less:  Valuation Allowance               (16,000)
                                                  ---------

          Net Deferred Tax Assets                 $      -
                                                  =========

     Net operating loss carryforwards begins to expire in 2021.


(5)  Common Stock:

     On August 6, 2002, the Company issued 95,000 shares of its restricted common stock, no par value, in exchange for the assignment of certain film assets by a major shareholder recorded at the transferor's historical cost basis.

     On August 6, 2002, the Company issued 5,000 shares of its restricted common stock for consulting services performed for $3,000, the value of the services provided.


(6)  Subsequent Event:

     On October 25, 2002, the Company entered into an Agreement and Plan of Exchange with Bach-Hauser, Inc. Pursuant to the terms of the Agreement, Bach-Hauser, Inc. acquired 100% of the outstanding shares of the Company in exchange for 2,400,000 shares of restricted common stock of Bach-Hauser, Inc.

(b)  PRO FORMA FINACIAL INFORMATION.


                        Bach Hauser, Inc,
                 Unaudited Pro Forma Information
     for the acquisition of Plan B Productions of Utah, Inc.

On October 25, 2002, Bach Hauser, Inc. (the "Company"), entered into an Agreement and Plan of Exchange with Plan B Productions of Utah, Inc. ("Plan B"). Pursuant to the terms of the Agreement Bach-Hauser acquired 100% of the outstanding shares of Plan B in exchange for 2,400,000 shares of restriced common stock of the Company.

The following unaudited pro forma condensed consolidated information at December 31, 2002 and for the year ended December 31, 2002, have been prepared to illustrate the effect of the acquisition, as though it had occurred on January 1, 2002, for purposes of the pro forma statements of operations. Pursuant to Regulation SX, Article 11, as there are a limited number of adjustments which are easily understood, a narrative description of the proforma effects have been furnished in place of proforma condensed financial statements.

The only adjustments to the Balance Sheet as of December 31, 2002 would be the issuance of the 2,400,000 shares of common stock of the Company to effect the acquisition, resulting in a purchase price of $48,000, based on a market value of the common stock of $.02. The entire purchase price was allocated to the fair value of the Film Assets acquired.

The adjustments to the Statement of Operations for the year ended
December 31, 2002 would be an increase of the loss by $13,463, the Net loss of Plan B for the period from August 2, 2002
(inception) through September 30, 2002.


The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the results of operations of the Company that would have been reported had the acquisition occurred on January 1, 2002, nor do they represent a forecast of the results of operations for any future period. The unaudited pro forma information, should be read in conjunction with the historical financial statements of the Company and the historical financial statements of Plan B, which are incorporated herein by reference.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Bach-Hauser, Inc.



                           By: /s/
                               Peter Preston, President



                           Date: March 12, 2003